AFL- CIO HOUSING INVESTMENT TRUST

January 28, 2016

IBEW/NECA Employee Benefits Conference

Lesyllee White, Esq.
Executive Vice President &
Managing Director of Marketing

Emily Johnstone
Managing Director of Business Development

Expanding the Supply of Union Built Multifamily Housing

www.aflcio-hit.com

 AFL-CIO Housing Investment Trust  1  About the AFL-CIO Housing Investment Trust  $5.5 billion investment grade fixed-income portfolio372 Taft-Hartley pension plans/labor organizations$3.91 billion in net assets 72% total assets282 building trades funds and 90 industrial and service funds; 34 of these are Health & Welfare plans 11 public employee pension plans$1.54 billion in net assets28% total assets Includes 99 IBEW-affiliated funds with holdings of $ $762 million100% union construction requirement

 AFL-CIO Housing Investment Trust  2     Investment Objective and Strategy  OBJECTIVE:Generate competitive risk-adjusted fixed-income returns, while financing primarily housing, including affordable and workforce housing, and creating good union jobs  STRATEGY:Construct and manage a portfolio with superior credit quality, higher yield and similar interest rate risk relative to the Barclays Aggregate benchmark Specialize and overweight in government/agency multifamily MBS, with a focus on construction-related investments

   AFL-CIO Housing Investment Trust  3  HIT’s Superior Yield and Lower Credit Risk    HIT  Barclays Aggregate  Superior Credit Profile      U.S. Government/Agency /AAA/Cash  95.2%  71.8%  A & Below  0.1%  23.8%  Superior Yield      Current Yield: 18 basis point advantage  3.27%  3.09%  Similar Interest Rate Risk      Effective Duration  5.05  5.50  Convexity  0.10  0.06  Similar Call /Prepayment Risk      Call Protected  76%  71%  Not Call Protected  24%  29%  As of December 31, 2015  The calculation of the HIT yield herein represents a widely accepted portfolio characteristic based on coupon rate and current price and is not current yield or other performance data as defined by the SEC in Rule 482.

 AFL-CIO Housing Investment Trust  4  The performance data quoted represents past performance and is no guarantee of future results. Periods over one year are annualized. Investment results and principal value will fluctuate so that units in the HIT, when redeemed, may be worth more or less than the original cost. The HIT’s current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available from the HIT’s website at www.aflcio-hit.com. Gross performance figures do not reflect the deduction of HIT expenses.  Net performance figures reflect the deduction of HIT expenses and are the performance figures investors experience in the HIT.  Information about HIT expenses can be found on page 1 of the HIT’s current prospectus.  Track Record: 23 Consecutive Calendar Years Outperforming Benchmark (on a gross basis)  Annualized Total Returns versus BenchmarkAs of December 31, 2015

 AFL-CIO Housing Investment Trust  5     HIT’s Direct Deal Sourcing  HIT  Mortgage Bankers  Developers  Labor/Community Organizations  Federal & Local Housing Finance Agencies

 AFL-CIO Housing Investment Trust  6  Working with Local Unions to Source Deals  HIT works in partnership with local IBEW-affiliated unions to identify union projects. We help structure financing to meet the needs of the borrower and of our portfolio.IBEW Local 3 brought the $49 million Electchester rehabilitation project located in Queens, NY to the HIT in 2012, creating an estimated 175 total union construction jobs.HIT’s activities showcase what union pensions funds can do to change the pension landscape by providing strong returns and meaningful jobs.

 AFL-CIO Housing Investment Trust  7  HIT Track Record – Returns, Jobs and Housing  23 consecutive years outperforming the benchmark on a gross basisNo principal losses in the past 17 yearsHIT’s investments since inception in 1984:*75,900 union construction jobs created $8.7 billion invested by the HIT in 458 projects, 421 with construction work101,000 housing and healthcare units65% of units affordable to working families  *Includes HIT’s subsidiary Building America, in 2015 dollars.

 AFL-CIO Housing Investment Trust  8  HIT’s Construction Jobs Initiative Achievements since 2009    22,420 on-site construction jobs $1.9 billion pension/labor organization capital invested by HIT $4.5 billion total development investment (HIT & Building America)80 projects in 36 cities 24,923 housing unitsHIT generated cumulative 37.0% gross return and cumulative 32.9% net return from 2009 through 2015Pipeline of projects should add to construction-related investments going forward  HIT's net performance for the 1-, 3-, 5-, and 10-year periods ended December 31, 2015, was 1.13%, 1.56%, 3.34%, and 4.56%, respectively. The performance data quoted represents past performance and is no guarantee of future results. Periods over one year are annualized. Investment results and principal value will fluctuate so that units in the HIT, when redeemed, may be worth more or less than the original cost. The HIT’s current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available from the HIT’s website at www.aflcio-hit.com. Gross performance figures do not reflect the deduction of HIT expenses.  Net performance figures reflect the deduction of HIT expenses and are the performance figures investors experience in the HIT.  Information about HIT expenses can be found on page 1 of the HIT’s current prospectus.

 AFL-CIO Housing Investment Trust  9    HIT’s Investments  Electchester Housing CompaniesQueens, NYSubstantial Rehabilitation  Electchester Housing Companies    HIT Commitment  $49,000,000  Total Development Cost  $49,000,000  Total Housing Units  2,399  Estimated Union Jobs  175

 AFL-CIO Housing Investment Trust  10    HIT’s Investments  The Heights at ManhassettRichmond Heights, MONew Construction   The Heights at Manhassett    HIT Commitment  $41,630,000  Total Development Cost  $54,131,788  Total Housing Units  281  Estimated Union Jobs  264

 AFL-CIO Housing Investment Trust  11    HIT’s Investments  Casa del Pueblo ApartmentsSan Jose, CASubstantial Rehabilitation  Casa del Pueblo Apartments    HIT Commitment  $24,982,000  Total Development Cost  $62,613,111  Total Housing Units  165  Estimated Union Jobs financed by HIT  255

 AFL-CIO Housing Investment Trust  12    HIT’s Investments   333 on the ParkSt. Paul, MNSubstantial Rehabilitation  333 on the Park    HIT Commitment  $27,680,000  Total Development Cost  $42,331,034  Total Housing Units  134  Estimated Union Jobs  191

 AFL-CIO Housing Investment Trust  13    HIT’s Investments  Kenmore Plaza ApartmentsChicago, ILSubstantial Rehabilitation  Kenmore Plaza Apartments    HIT Commitment  $22,900,000  Total Development Cost  $60,686,283  Total Housing Units  324  Estimated Union Jobs  112

 AFL-CIO Housing Investment Trust  14  Economic & Fiscal Impacts of the HIT  HIT works with Pinnacle Economics, Inc. to quantify the economic and fiscal impacts of HIT-financed construction and rehabilitation projects using the widely accepted IMPLAN model.The analysis shows how money spent on HIT investments flows through the economy and creates economic impacts such as personal income and fiscal impacts such as state and local tax revenue.$8.7 billion in HIT investments have generated more than $25 billion in total economic activity to communities across the U.S. based on the analysis.*It quantifies the number of jobs created for IBEW members and other building and construction trades.   Source: Pinnacle Economics, Inc., and HIT. Includes impacts of $85 million in New Markets Tax Credits provided by HIT’s Building America subsidiary.As of December 31, 2015 and in 2015 dollars.

 AFL-CIO Housing Investment Trust  15    Economic & Fiscal Impacts of the HIT  HIT Investments of $8.7 billiongenerated an estimated:*    Total Economic Impact  $25.1 billion  Total Personal Income  $9.9 billion  Personal Income for Union Construction Workers  $5.0 billion  Total Jobs  161,250  Union Construction Jobs  75,850  * Source: Pinnacle Economics, Inc., and HIT. As of December 31, 2015 and in 2015 dollars.

 AFL-CIO Housing Investment Trust  16  IBEW Estimated Hours of Work on HIT Projects*   Since Inception (1984 – 2015)Total hours of IBEW work generated: 22,900,690Total hours of union work generated: 152,671,260Construction Jobs Initiative (2009 – 2015)Total hours of IBEW work generated: 6,774,790Total hours of union work generated: 45,165,260  * Source: Pinnacle Economics, Inc., and HIT. As of December 31, 2015 and in 2015 dollars.

 AFL-CIO Housing Investment Trust  17  Economic and Fiscal Impact of HIT’s Activity on New York City   Significant economic and fiscal impacts on New York City’s economy from construction and rehabilitation of 18 HIT-financed projects between 2002 and 2015. Total economic activity generated is estimated at $1.6 billion , with 9,600 jobs created across all industries, including 4,800 union construction jobs. The HIT has completed an economic analysis on New York City using the IMPLAN modelSince 2002, the HIT has helped NYC preserve & build over 31,000 units of housing, 96% of which are affordable to families. Financing Electchester Housing Companies: Partnership with IBEW Local 3

 New York City Housing Investment Strategy  AFL-CIO Housing Investment Trust  18   The HIT held several months of discussion with key stakeholders in developing a response to the challenge of affordable housing in NYC. The new Strategy builds on the success of HIT ‘s prior investment programs in NYC.The HIT’s $1 billion new commitment to NYC over next seven years to create 20,000 affordable housing units is estimated to provide*:$2.6 billion in total economic benefit14,700 total jobs across industries, including 7,300 union construction jobs                Targeted Investments are a significant tool for raising capital:NYC Retirement Systems recently committed $150 million in pension capital to the HIT  in support of our new $1 billion commitment to financing affordable housing in NYC using all union labor. HIT Partnership with the United Clergy Task Force, nonprofit organization founded to assist local houses of faith in developing communities through the building of sanctuaries schools, moderate income housing.  *Source: Pinnacle Economics, Inc., and HIT. Figures provided by Pinnacle are estimates calculated using an IMPLAN input-output model based on HIT project data and secondary source information. Projects include those with financing by HIT’s subsidiary Building America. In 2014 dollars.

 Detroit Neighborhood Home Repair Program  AFL-CIO Housing Investment Trust  19   Program for the acquisition, repair and homeownership of single family homes in Detroit neighborhoods.Partnership with leading  civic and community organizations to rehabilitate up to 300 single family  homes.HIT is creating a sustainable and replicable model program to acquire, repair and finance abandoned homes and properties in the Detroit Land Bank Authority inventory utilizing union over the next five years.HIT plans to invest up to $30 million in the Program.Innovative thinking has been critical in raising capital in Michigan from investors seeking investment strategies that provide diversification, high credit quality investments, competitive returns, while creating workforce housing and employment opportunities for residents.  Detroit Mayor Duggan spoke at HIT’s Announcement of the Detroit Home Repair Program

Opportunity for Defined Contribution Plans: HIT-DVF*

- HIT is planning to target defined contribution plans to sustain growth
- Expansion will permit the HIT to fund more construction and rehabilitation projects that generate jobs and affordable housing and contribute to HIT's competitive returns
- The vehicle is a Collective Investment Trust called HIT-DVF and will be ready to accept capital in March 2016
- Fund will be daily valued and will be primarily invested in the HIT with a Barclays Aggregate Index component
- Eligible investors would be trustee-directed supplemental plans and participant directed plans such as 401(k)s

*AFL-CIO Housing Investment Trust Daily Valued Fund

For discussion purposes only. A collective investment fund, if any, may or may not deviate from the proposed HIT-DVF vehicle's objectives, strategies, and risks described above. The collective investment fund described above has not been created and any information provided by the Trust with respect to the investment objectives or guidelines is necessarily preliminary and subject to change. No oral or written communications made by the Trust regarding the possibility of such a collective investment fund shall constitute an offer to sell or the solicitation of an offer to buy a collective investment fund and the Trust will not sell or accept any such offers. Upon receipt of this document you represent and warrant that you have not and will not rely on this writing or any other oral or written communications relating to the proposed collective investment fund concept vehicle in making any investment decisions.

AFL-CIO Housing Investment Trust

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 Strong Demand for Multifamily Housing  AFL-CIO Housing Investment Trust  21  Source: US Census Bureau

 AFL-CIO Housing Investment Trust  22  The Outlook for the HIT in 2016  Demand for U.S. rental housing - the focus of HIT’s investment strategy – is expected to remain strong.HIT’s focus on multifamily investments should provide opportunities to earn superior yield, put union members to work, create affordable housing for working families and spur economic development across the nation.HIT is well positioned to participant in large high-impact development projects.Outlook is for steady growth of assets and investors based on the HIT’s long track record of competitive returns and its ability to create jobs and stimulate local economies.HIT is actively seeking capital from union pension funds and other eligible investors to finance additional income- and job-generating investments.

Contact Information

2401 Pennsylvania Avenue, NW, Suite 200
Washington, DC 20037
(202) 331-8055

www.aflcio-hit.com

Chang Suh, CFA, *Senior Executive Vice President - Chief Portfolio Manager*

Lesyllee White, *Executive Vice President and Managing Director of Marketing*

Emily Johnstone, *Managing Director of Business Development*

Paul Sommers, *Midwest Regional Marketing Director*

Kevin Murphy, *Regional Marketing Director*

Investors should consider the HIT's investment objectives, risks and expenses carefully before investing. A prospectus containing more complete information may be obtained from the HIT by calling the Marketing and Investor Relations Department collect at 202-331-8055 or by viewing the HIT's website at www.aflcio-hit.com. The prospectus should be read carefully before investing.

This document contains forecasts, estimates, opinions, and/or other information that is subjective. Statements concerning economic, financial, or market trends are based on current conditions, which will fluctuate. There is no guarantee that such statements will be applicable under all market conditions, especially during periods of downturn. It should not be considered as investment advice or as a recommendation of any kind.

AFL-CIO Housing Investment Trust

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AFL-CIO Housing Investment Trust  24  Thank you!